Exhibit 99.13

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 November, 1999
           Series 1999-06, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                $      587,529.25
                                                                  --------------
               (b)   Interest                                 $    4,012,232.43
                                                                  --------------
               (c)   Total                                    $    4,599,761.68
                                                                  --------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                $      502,137.18
                                                                  --------------
               (b)   Interest                                 $    3,424,918.61
                                                                  --------------
               (c)   Total                                    $    3,927,055.79
                                                                  --------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                $       85,392.07
                                                                  --------------
               (b)   Interest                                 $      587,313.82
                                                                  --------------
               (c)   Total                                    $      672,705.89
                                                                  --------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                $      209,709.00
                                                                  --------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                $    3,418,288.30
                                                                  --------------
               (b)   Interest                                 $       20,046.16
                                                                  --------------
               (c)   Total                                    $    3,438,334.46
                                                                  --------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                  --------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                 --------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                    $  673,562,330.05
                                                                 ---------------

13.      Available Funds:                                     $    8,116,968.16
                                                                 ---------------

14.      Realized Losses for prior month:                     $            0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                  $            0.00
                                                                  --------------

17.       Compensating Interest Payment:                      $        3,534.76
                                                                  --------------

18.       Total interest payments:                            $    3,900,738.15
                                                                  --------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls      Interest
Class       Interest                                  Payable     Pay-out Rate
-----       --------        -------------------       -------     ------------
R     $              0.00   $              0.00    $        0.00  %0.000000000
PO    $              0.00   $              0.00    $        0.00  %0.000000000
1A1   $        487,695.00   $              0.00    $  487,695.00  %6.100000000
1A2   $        510,677.58   $              0.00    $  510,677.58  %6.349999959
1A3   $         46,733.50   $              0.00    $   46,733.50  %6.600000000
1A4   $        643,603.59   $              0.00    $  643,603.59  %6.349999989
1A5   $        485,506.86   $              0.00    $  125,740.25  %9.109159047
1A6   $          6,075.96   $              0.00    $        0.00  %6.750001729
1A7   $          6,250.83   $              0.00    $    6,250.83  %6.999999067
1A8   $         45,249.17   $              0.00    $   45,249.17  %7.000000516
1A9   $         38,316.25   $              0.00    $   38,316.25  %7.000000000
1A10  $         31,683.75   $              0.00    $   31,683.75  %7.000000000
1A11  $              0.00   $              0.00    $        0.00  %0.000000000
1A12  $         16,154.74   $              0.00    $   16,154.74  %6.749998467
2A1   $        921,597.43   $              0.00    $  921,597.43  %6.749999965
2A2   $         86,737.50   $              0.00    $   86,737.50  %6.750000000
2A3   $        146,250.00   $              0.00    $  146,250.00  %6.500000000
2A4   $          4,950.00   $              0.00    $    4,950.00  %0.220000000
2A5   $        151,875.00   $              0.00    $  151,875.00  %6.750000000
2A6   $            675.00   $              0.00    $      675.00  %0.030000000
S     $        113,114.73   $              0.00    $  113,114.73  %0.277224670
M     $         72,879.25   $              0.00    $   72,879.25  %6.750000063
B1    $         29,550.18   $              0.00    $   29,550.18  %6.750000107
B2    $         17,024.90   $              0.00    $   17,024.90  %6.750000354
B3    $         19,694.52   $              0.00    $   19,694.52  %6.749999036
B4    $          7,880.05   $              0.00    $    7,880.05  %6.750001772
B5    $         10,562.36   $              0.00    $   10,562.36  %6.750002404

20.       Principal Distribution Amount:                      $    4,216,230.01
                                                                  --------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution      Accrual Amount
                                  ----------------------      --------------
         Class R                  $                0.00       $          0.00
         Class PO                 $           13,061.49       $          0.00
         Class 1A1                $                0.00       $          0.00
         Class 1A2                $                0.00       $          0.00
         Class 1A3                $                0.00       $          0.00
         Class 1A4                $        2,296,829.45       $          0.00
         Class 1A5                $          150,207.50       $    359,766.61
         Class 1A6                $        1,086,246.35       $      6,075.96
         Class 1A7                $           11,368.65       $          0.00
         Class 1A8                $           83,000.00       $          0.00
         Class 1A9                $          127,311.91       $          0.00
         Class 1A10               $                0.00       $          0.00
         Class 1A11               $            8,184.34       $          0.00
         Class 1A12               $           23,838.48       $          0.00
         Class 2A1                $          757,749.35       $          0.00
         Class 2A2                $                0.00       $          0.00
         Class 2A3                $                0.00       $          0.00
         Class 2A4                $                0.00       $          0.00
         Class 2A5                $                0.00       $          0.00
         Class 2A6                $                0.00       $          0.00
         Class S                  $                0.00       $          0.00
         Class M                  $           11,226.19       $          0.00
         Class B1                 $            4,551.85       $          0.00
         Class B2                 $            2,623.24       $          0.00
         Class B3                 $            3,033.71       $          0.00
         Class B4                 $            1,213.83       $          0.00
         Class B5                 $            1,626.24       $          0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

24.      Subordinate Certificate Writedown Amount:            $            0.00
                                                                 ---------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                            $            0.00
                                                                 ---------------

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         B1              X
         B2              X
         B3              X
         B4              X
         B5              X
         M               X

        2.     Base Servicing Fee amount:                     $      132,022.24
                                                                     -----------

        3.     Supplemental Servicing Fee amount:             $             N/A
                                                                     -----------

        4.     Credit Losses for prior month:                 $            0.00
                                                                     -----------
                                                      Category Category Category
                                                          A        B        C
        5.     Senior Percentage:           %   N/A      N/A      N/A      N/A
                                              ------    -----     ----     ----

        6.     Group I Senior Percentage:
                                            %   N/A      N/A      N/A      N/A
                                              ------    -----     ----     ----

        7.     Group II Senior Percentage:
                                            %   N/A      N/A      N/A      N/A
                                              ------    -----     ----     ----

        8.     Senior Prepayment Percentage:
                                            %   N/A      N/A      N/A      N/A
                                              ------    -----     ----     ----

        9.     Group I Senior Prepayment
               Percentage:                  %   N/A      N/A      N/A      N/A
                                              ------    -----     ----     ----

        10.    Group II Senior Prepayment
               Percentage:                  %   N/A      N/A      N/A      N/A
                                              ------    -----     ----     ----

        11.    Junior Percentage:           %   N/A
                                              ------

        12.    Junior Prepayment Percentage:
                                            %   N/A
                                              ------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Services